UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): March 30, 2017

PATRIOT NATIONAL BANCORP, INC.

(Exact Name of Registrant as Specified in Charter)

Connecticut	000-29599	06-1559137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

900 Bedford Street, Stamford, Connecticut 06901

(Address of Principal Executive Offices) (Zip Code)

(203) 324-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure

On March 30, 2017, Patriot National Bancorp, Inc. (“Patriot” or the “Company”) issued a press release, attached hereto as Exhibit 99.1, regarding a material payment made by its fidelity insurer on March 29, 2017 in connection with a claim of loss submitted by the Company’s bank subsidiary, Patriot Bank N.A. (the “Bank”).

The payment is in connection with the material charge to the Bank’s loan loss reserve disclosed in a Current Report on Form 8-K filed by the Company on September 19, 2016 and is considered a successful recovery action sought by the Company, and will be recognized as a gain for the quarter ending March 31, 2017.

The information contained herein and the exhibit attached herewith shall be deemed furnished and not filed.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Patriot National Bancorp, Inc., dated March 30, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRIOT NATIONAL BANCORP, INC.

Date: March 30, 2017	By:	/s/ Neil McDonnell
Name: Neil McDonnell
Title: Executive Vice President & Chief Financial Officer